EXHIBIT 10.19

FOURTH AMENDMENT TO REVOLVING CREDIT NOTE

This Fourth Amendment to Revolving Credit Note (the "Fourth Amendment") is dated
May __,2005 by and between NUTRITION MANAGEMENT SERVICES COMPANY, a Pennsylvania
corporation,  THE  COLLEGEVILLE  INN  CONFERENCE  &  TRAINING  CENTER,  Inc.,  a
Pennsylvania   corporation,   and  APPLE  FRESH  FOODS,   LTD.,  a  Pennsylvania
corporation   (collectively,   the   "Borrower"),   and   WILMINGTON   TRUST  OF
PENNSYLVANIA, (the "Bank") a Pennsylvania banking corporation.

BACKGROUND
----------

I. The Borrower and the Bank entered  into a Loan  Agreement  dated  February 7,
2001 (as amended, the "Loan Agreement"),  pursuant to which the Lender agreed to make a available to the Borrower a Working  Capital Credit Facility (the "Credit
Facility").

2. The Credit Facility is evidenced by a Revolving Credit Note dated February 7,
2001 in the original  principal amount of Four Million Dollars  ($4,000,000) (as amended, the "Note").

3. In October,  2003,  the  Borrower and the Bank amended the Note to reduce the availability under the Note to $3,500,000 and to require  additional  collateral from the Borrower.

4. In December  2003,  the  Borrower and the Bank amended the Note to extend the
Maturity Date of the Note to March 31, 2005.

5. In December  2004,  the  Borrower and the Bank amended the Note to extend the
Maturity Date of the Note of December 31, 2005.

6. The Borrower has requested that the Bank extend the maturity date of the Note to June 30, 2006.

7. The Bank has  agreed to  Borrower's  request  under the terms and  conditions herein.

AGREEMENT
---------

NOW, THEREFORE,  the Bank and the Borrower,  each intending to be legally bound, hereby covenant, agree and amend the Loan Agreement as follows:

(a)  INCORPORATION  OF  BACKGROUND.  The  Background  provisions  of this Fourth
Amendment  are  incorporated  herein by reference  thereto as if fully set forth herein.  Any defined  terms used but not defined  herein  shall have the meaning attributed to them in the Loan Agreement.

(b)  MODIFICATION TO MATURITY DATE. The Note shall mature and be due and payable in full on or before June 30, 2006.

(c) PAYMENTS OF PRINCIPAL  AND  INTEREST.  The Borrower  shall  continue to make payments of principal and interest to the Bank monthly according to the terms of the Note.

(d)  RATIFICATION.  Except as specifically  modified herein,  the Note is hereby ratified and confirmed.

(e) LOAN  AGREEMENT.  The Loan Agreement  dated February 7, 2001 (as amended) is incorporated herein by reference.

(f) CONFESSION OF JUDGMENT.  Borrower hereby ratifies the Confession of Judgment clause contained in the Note and  acknowledges  the waiver of rights  associated therewith.

IN WITNESS WHEREOF,  Borrower,  intending to be legally bound hereby, has caused this Fourth Amendment to be duly executed the day and year first above written.

NUTRITION MANAGEMENT SERVICES COMPANY

By: /s/ Joseph V. Roberts
   ---------------------------
Joseph V. Roberts
President
Attest: /s/ Kathleen A. Hill
        ------------------------
Secretary

THE  COLLEGEVILLE  INN  CONFERENCE  &  TRAINING  CENTER,  Inc.

By: /s/ Joseph V. Roberts
   ---------------------------
Joseph V. Roberts
President
Attest: /s/ Kathleen A. Hill
        ------------------------
Secretary

APPLE  FRESH  FOODS,   LTD.

By: /s/ Joseph V. Roberts
   ---------------------------
Joseph V. Roberts
President
Attest: /s/ Kathleen A. Hill
        ------------------------
Secretary